UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22801

Franklin ETF Trust
(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: _5/31

Date of reporting period: _5/31/16

Item 1. Reports to Stockholders.

Annual Report
May 31, 2016

Franklin Short Duration U.S. Government ETF

A SERIES OF FRANKLIN ETF TRUST

Annual Report

Franklin Short Duration U.S. Government ETF

This annual report for Franklin Short Duration U.S. Government ETF covers the period ended May 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing at least 80% of net assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund targets an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance Overview

For the 12 months under review, the Fund posted cumulative total returns of +0.32% based on market price and +0.34% based on net asset value. In comparison, the Barclays U.S. Government Index: 1-3 Year Component produced a +0.74% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to libertyshares.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy moderated during the 12 months under review. After strengthening in 2015’s second quarter, the economy moderated in the third and fourth quarters. Growth slowed further in 2016’s first quarter as non-residential investments, private inventory investments and federal

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

government spending declined. The manufacturing sector expanded in May for the third consecutive month, while the services sector expanded throughout the 12-month period. Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.5% in May 2015 to 4.7% at period-end.3 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories, particularly in motor vehicle sales and non-store retail. Inflation, as measured by the Consumer Price Index, remained subdued due to low energy prices but recorded its strongest monthly reading in three years in April, mainly led by a rebound in energy prices and a higher cost of rent.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting, maintaining the rate through period-end. At its April meeting, the Fed indicated that

1. Some securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s net asset value, trading price and yield are not guaranteed and will fluctuate with market conditions. Please see the Fund’s prospectus for the level of credit support offered by government agency or instrumentality issues.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI, which begins on page 9.

2 Annual Report

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FRANKLIN SHORT DURATION U .S. GOVERNMENT ETF

Dividend Distributions*
6/1/15–5/31/16
Dividend per Share
Month	(cents)
June	6.866
July	13.082
August	12.366
September	13.880
October	12.145
November	11.300
December	18.173
January	8.029
February	9.876
March	16.260
April	14.105
May	17.189
Total	153.271

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

its monetary policy remained accommodative, thus supporting further labor market improvement and progress toward its 2.0% inflation objective.

The 10-year Treasury yield, which moves inversely to price, shifted throughout the period. It rose from 2.12% on May 29, 2015, to a period high of 2.50% in June 2015, and remained relatively high through the rest of 2015, based partly on upbeat domestic and eurozone economic data as well as the Fed’s interest rate increase. However, the Treasury yield declined in 2016 and ended the period at 1.84% as investors sought the perceived safe haven of sovereign bonds due to weak Chinese economic data, lackluster domestic April jobs data, a broad decline in commodity prices, bargain hunting and strong overseas investor demand during the 10-year notes auction.

Investment Strategy

We invest predominantly in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, primarily from across multiple investment grade debt sectors, including government and government agency debt securities, Treasury Inflation-Protected Securities (TIPS), and mortgage-backed securities (MBS), including adjustable rate mortgage securities (ARMs). When making investment decisions, we evaluate key factors including interest rates, inflation and risk premiums. Through a short duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a longer duration. In addition, we may use interest rate-related derivative transactions, such as interest rate, bond, U.S. Treasury and fixed income futures contracts to obtain net long or short exposures to selected interest rates or durations. Unlike many exchange-traded funds (ETFs) designed to replicate the performance of a specified index, the Fund is an actively managed ETF.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Manager’s Discussion

During the period, the Fund’s exposure to agency adjustable and fixed-rate mortgages provided mixed results as mortgages generally underperformed similar-duration U.S. Treasuries. The Fund’s focus on seasoned, shorter maturity, high-quality ARMs that tend to be less sensitive to interest rate changes detracted from performance as they continued to suffer from a lack of demand given the current environment. Although spreads on ARMs were wider over the period, prepayments on our holdings remained stable and provided what we considered attractive levels of income. Exposure to fixed-rate MBS and security selection in agencies contributed to performance. Yield curve positioning was a slight contributor as yields moved higher on the shorter end, while yields on the intermediate and longer portions of the yield curve declined. The Fund’s TIPS exposure detracted from performance as real yields moved higher compared to nominal yields and the sharp drop in energy prices and strength of the U.S. dollar depressed inflation accruals, the inflation adjustment to principal that is inherent in TIPS.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

The Fund invested in U.S. Treasuries, agency debentures, agency mortgage pass-through securities and other U.S. government-related bonds and cash investments. We looked for valuations we considered attractive within lower interest rate risk government bond markets. We used U.S. Treasury futures contracts for duration management. Over the period, the futures positions had a net realized loss.

Mortgage spreads were generally range-bound over the period, but they remained on the tighter end of longer term historical

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Annual Report 3

FRANKLIN SHORT DURATION U .S. GOVERNMENT ETF

ranges. The Fed signaled a slow and rising trajectory for the federal funds target rate, and stated that reinvestment of mortgage paydowns will continue until normalization of the federal funds rate is well under way. We believe the market anticipated a federal funds rate of between 1.0 and 1.5%. Questions remained about the demand source for agency MBS after the Fed’s buying ends. The Fed did not include ARMs in its quantitative easing buying program, so we believe the program’s termination could have less of an impact on ARMs than on fixed-rate MBS. Constrained mortgage credit availability continued to keep prepayment rates subdued. We continued to focus on seasoned, shorter maturity ARMs and remained cautious about duration risk in the shorter end of the yield curve. We also continued to use TIPS to protect against inflation-related surprises that could drive the short-end rate higher.

Thank you for your participation in Franklin Short Duration U.S. Government ETF. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Portfolio Management Team

4 Annual Report

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FRANKLIN SHORT DURATION U .S. GOVERNMENT ETF

Performance Summary as of May 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Share Prices

Symbol: FTSD	5/31/16	5/31/15		Change
Net Asset Value (NAV)	$97.83	$99.03	-$	1.20
Market Price (NYSE)	$97.79	$99.01	-$	1.22

Distributions[1] (6/1/15–5/31/16)

Dividend
Income
$1.53271

Performance[2]

	Cumulative		Average Annual		Average Annual Total
	Total Return[3]		Total Return[3]		Return (6/30/16)[4]		Total Annual
Operating Expenses[5]
	Based	Based on	Based	Based on	Based	Based on
	on NAV[6]	market price[7]	on NAV[6]	market price[7]	on NAV[6]	market price[7]	(with waiver)	(without waiver)
							0.30%	0.68%
1-Year	+0.34%	+0.32%	+0.34%	+0.32%	+0.58%	+0.54%
Since Inception (11/4/13)	+2.18%	+1.81%	+0.84%	+0.70%	+0.90%	+0.78%

	30-Day Standardized Yield[9]
Distribution Rate[8]	(with waiver)	(without waiver)
2.11%	1.07%	0.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to libertyshares.com or call (800) 342-5236.

See page 6 for Performance Summary footnotes.

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FRANKLIN SHORT DURATION U .S. GOVERNMENT ETF
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/4/13–5/31/16
$15,000

Average Annual Total Return
5/31/16
1-Year	+0.34%
Since Inception (11/4/13)	+0.84%

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the fund’s share price and yield. Bond prices, and thus a fund’s share price, generally move in the opposite direction of interest rates. Therefore, as the prices of bonds in the fund adjust to a rise in interest rates, the fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. ETFs trade like stocks, fluctuate in market value and may trade at prices above or below the ETF’s net asset value. Brokerage commissions and ETF expenses will reduce returns. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will achieve the desired results. The Fund’s prospectus also includes a discussion of the main investment risks.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

2. The Fund has an expense reduction contractually guaranteed through at least 9/30/16 and a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, unless otherwise noted; without these reductions, the results would have been lower.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Assumes reinvestment of distributions based on net asset value. 7. Assumes reinvestment of distributions based on market price.

8. Distribution rate is based on an annualization of the 17.189 cent per share May dividend and the NAV of $97.83 per share on 5/31/16.

9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

10. Source: Morningstar. The Barclays U.S. Government Index: 1-3 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

See www.franklintempletondatasources.com for additional data provider information.

6 Annual Report

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FRANKLIN SHORT DURATION U .S. GOVERNMENT ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including brokerage commissions on pur- chases and sales of Fund shares; and
  Ongoing Fund costs, including management fees and other Fund expenses. All ETFs have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other ETFs. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading

“Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

	Beginning Account	Ending Account	Expenses Paid During
	Value 12/1/15	Value 5/31/16	Period* 12/1/15–5/31/16
Actual	$1,000.00	$1,003.60	$1.50
Hypothetical (5% return before expenses)	$1,000.00	$1,023.50	$1.52

Hypothetical Example for Comparison Purposes

Information on the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other ETFs. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other ETFs.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.30%, multiplied by the aver-
age account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Annual Report 7

FRANKLIN ETF TRUST

Financial Highlights
Franklin Short Duration U.S. Government ETF
	Year Ended May 31,
	2016	2015	2014 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$99.03	$99.98	$100.00
Income from investment operations[b]:
Net investment income[c]	0.72	0.64	0.41
Net realized and unrealized gains (losses)	(0.39)	0.09	0.67
Total from investment operations	0.33	0.73	1.08
Less distributions from net investment income	(1.53)	(1.68)	(1.10)
Net asset value, end of year	$97.83	$99.03	$99.98

Total return[d]	0.34%	0.74%	1.08%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.40%	0.68%	0.61%
Expenses net of waiver and payments by affiliates	0.30%	0.30%	0.30%
Net investment income	0.73%	0.64%	0.71%

Supplemental data
Net assets, end of year (000’s)	$183,521	$47,139	$27,595
Portfolio turnover rate	145.14%	198.41%	98.35%
Portfolio turnover rate excluding mortgage dollar rolls[f]	62.17%	140.19%	64.98%

aFor the period November 4, 2013 (commencement of operations) to May 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of creation unit Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset on the last day of the period.
eRatios are annualized for periods less than one year.
fSee Note 1(d) regarding mortgage dollar rolls.

8 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN ETF TRUST

Statement of Investments, May 31, 2016

Franklin Short Duration U.S. Government ETF
	Principal
	Amount	Value

U.S. Government and Agency Securities 32.7%
Dragon 2012 LLC, secured bond, 1.972%, 3/12/24	$70,655	$70,953
[a] Federal Agricultural Mortgage Corp. Guaranteed Trust 07-1, 144A, 5.125%, 4/19/17	275,000	285,486
FHLB, 1.375%, 6/12/20	1,400,000	1,402,090
FHLMC, 0.875%, 3/07/18	510,000	509,473
FHLMC, 1.25%, 8/01/19	1,500,000	1,505,460
FHLMC, 1.25%, 10/02/19	3,500,000	3,505,617
FHLMC, 1.375%, 5/01/20	1,525,000	1,530,661
FHLMC, 1.75%, 5/30/19	1,250,000	1,273,141
FHLMC, 2.375%, 1/13/22	1,000,000	1,042,735
FHLMC, 3.75%, 3/27/19	1,350,000	1,449,563
FICO, A-P, Strip, 10/06/17	1,000,000	986,586
FICO, D-P, Strip, 9/26/19	1,585,000	1,516,455
FICO, E-P, Strip, 11/02/18	225,000	219,521
FNMA, 0.875%, 2/08/18	1,280,000	1,280,360
FNMA, 1.625%, 1/21/20	1,000,000	1,014,990
FNMA, 1.75%, 6/20/19	3,000,000	3,056,439
FNMA, 1.75%, 9/12/19	1,350,000	1,374,737
FNMA, 1.75%, 11/26/19	1,300,000	1,324,779
FNMA, 1.875%, 9/18/18	1,125,000	1,147,454
FNMA, 2.625%, 9/06/24	350,000	367,276
FNMA, 6.625%, 11/15/30	250,000	369,207
FNMA, 7.125%, 1/15/30	250,000	380,721
Israel Government Agency for International Development Bond, 5.50%, 9/18/23	300,000	371,909
Overseas Private Investment Corp., A, zero cpn., 11/15/20	225,000	267,563
Private Export Funding Corp.,
secured note, LL, 2.25%, 3/15/20	1,600,000	1,647,554
senior secured note, MM, 2.30%, 9/15/20	1,550,000	1,598,475
Residual Funding Corp. Principal Strip, senior bond, Strip, 7/15/20	875,000	822,441
TVA, 5.50%, 7/18/17	500,000	526,443
[b] U.S. Treasury Bond, Index Linked, 0.625%, 1/15/24	1,479,841	1,526,298
U.S. Treasury Note,
0.625%, 9/30/17	1,000,000	997,754
0.75%, 12/31/17	2,800,000	2,796,718
0.875%, 11/15/17	2,750,000	2,752,469
0.875%, 1/31/18	2,000,000	2,001,054
1.00%, 2/15/18	1,325,000	1,328,183
1.875%, 10/31/17	600,000	608,941
2.625%, 11/15/20	2,000,000	2,111,132
[b]Index Linked, 0.125%, 4/15/19 - 1/15/23	2,308,737	2,325,890
[b]Index Linked, 0.125%, 4/15/18	1,570,994	1,591,439
[b]Index Linked, 0.125%, 7/15/24	4,513,005	4,487,033
[b]Index Linked, 0.625%, 7/15/21	3,697,960	3,845,179
[b]Index Linked, 1.375%, 7/15/18	2,573,019	2,695,657
Ukraine Government Agency for International Development Bonds, 1.844%, 5/16/19	120,000	121,634

Total U.S. Government and Agency Securities (Cost $59,439,898)		60,037,470

Mortgage-Backed Securities 74.6%
[c] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 24.7%
FHLMC, 2.174% - 2.499%, 7/1/29 - 6/1/37	1,580,289	1,664,117
FHLMC, 2.499% - 2.506%, 10/1/33 - 1/1/37	1,542,611	1,634,054
FHLMC, 2.508% - 2.564%, 9/1/27 - 10/1/38	1,417,236	1,495,863
FHLMC, 2.57%, 4/01/37	2,406,167	2,543,661
FHLMC, 2.578%, 12/01/35	1,928,901	2,039,914
FHLMC, 2.568% - 2.587%, 11/1/33 - 6/1/37	1,266,960	1,342,511
FHLMC, 2.59%, 9/01/35	1,369,320	1,448,708
FHLMC, 2.602%, 11/01/37	1,739,252	1,834,870
FHLMC, 2.609%, 9/01/37	1,597,969	1,682,061
FHLMC, 2.612%, 10/01/38	2,968,576	3,139,072
FHLMC, 2.616%, 3/01/37	1,406,814	1,490,403
FHLMC, 2.599% - 2.625%, 11/1/33 - 1/1/37	1,472,165	1,555,748

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FRANKLIN ETF TRUST
STATEMENT O F INVESTMENTS

Franklin Short Duration U.S. Government ETF (continued)

	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[c] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate (continued)
FHLMC, 2.629% - 2.651%, 1/1/26 - 6/1/41	$1,467,973	$1,550,220
FHLMC, 2.668%, 9/01/37	2,819,045	2,980,138
FHLMC, 2.66% - 2.702%, 1/1/28 - 9/1/36	1,503,122	1,589,227
FHLMC, 2.704% - 2.707%, 3/1/35 - 11/1/36	1,726,311	1,823,475
FHLMC, 2.713% - 2.727%, 7/1/35 - 4/1/36	1,358,848	1,438,186
FHLMC, 2.74% - 2.78%, 11/1/33 - 8/1/38	1,456,405	1,540,152
FHLMC, 2.807%, 8/01/41	1,861,932	1,957,348
FHLMC, 2.813%, 5/01/40	2,664,042	2,816,769
FHLMC, 2.819%, 12/01/35	1,273,805	1,348,160
FHLMC, 2.83% - 2.835%, 9/1/30 - 4/1/40	1,048,729	1,112,186
FHLMC, 2.84%, 8/01/34	696,800	737,831
FHLMC, 2.891%, 4/01/37	1,434,552	1,510,631
FHLMC, 2.875% - 2.984%, 2/1/35 - 4/1/37	1,632,947	1,725,734
FHLMC, 3.029% - 5.512%, 8/1/24 - 1/1/42	1,248,158	1,315,067
		45,316,106
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.6%
[d] FHLMC, 3.50%, 6/15/46	1,000,000	1,045,547
[c] Federal National Mortgage Association (FNMA) Adjustable Rate 39.8%
FNMA, 1.783% - 2.223%, 9/1/17 - 11/1/40	1,618,600	1,680,692
FNMA, 2.223% - 2.335%, 11/1/17 - 5/1/36	1,704,438	1,776,443
FNMA, 2.34% - 2.36%, 12/1/32 - 4/1/36	1,265,028	1,319,460
FNMA, 2.361% - 2.404%, 7/1/29 - 4/1/36	1,734,374	1,816,421
FNMA, 2.41%, 10/01/35	1,398,400	1,463,138
FNMA, 2.406% - 2.44%, 4/1/18 - 4/1/36	1,549,262	1,631,523
FNMA, 2.445%, 11/01/35	1,767,674	1,839,147
FNMA, 2.443% - 2.465%, 2/1/25 - 9/1/37	1,754,292	1,823,439
FNMA, 2.479%, 5/01/35	2,607,150	2,747,872
FNMA, 2.471% - 2.482%, 1/1/33 - 6/1/35	1,143,789	1,207,096
FNMA, 2.485% - 2.506%, 9/1/34 - 5/1/39	1,713,726	1,812,008
FNMA, 2.509% - 2.53%, 1/1/33 - 4/1/40	1,584,197	1,670,988
FNMA, 2.535% - 2.546%, 10/1/34 - 9/1/39	1,356,568	1,431,694
FNMA, 2.548%, 8/01/38	872,520	919,623
FNMA, 2.549% - 2.557%, 10/1/33 - 3/1/42	1,444,936	1,519,055
FNMA, 2.569%, 9/01/43	1,910,161	2,006,022
FNMA, 2.571%, 8/01/37	2,488,246	2,621,498
FNMA, 2.559% - 2.579%, 1/1/35 - 12/1/39	970,355	1,021,913
FNMA, 2.59%, 6/01/36	1,433,792	1,512,591
FNMA, 2.593%, 9/01/37	1,812,744	1,916,941
FNMA, 2.586% - 2.601%, 6/1/32 - 12/1/40	1,507,569	1,587,749
FNMA, 2.608%, 10/01/38	2,500,375	2,642,312
FNMA, 2.605% - 2.611%, 11/1/34 - 12/1/40	1,719,435	1,813,104
FNMA, 2.612% - 2.619%, 1/1/25 - 11/1/37	1,373,219	1,446,909
FNMA, 2.621%, 10/01/40	2,365,370	2,497,322
FNMA, 2.624%, 7/01/38	2,756,746	2,912,076
FNMA, 2.62% - 2.627%, 10/1/33 - 9/1/37	1,099,950	1,159,131
FNMA, 2.629%, 5/01/39	1,523,991	1,607,201
FNMA, 2.63%, 6/01/35	1,273,539	1,347,820
FNMA, 2.63% - 2.635%, 4/1/34 - 8/1/36	1,199,058	1,267,251
FNMA, 2.638% - 2.639%, 1/1/32 - 9/1/35	654,704	692,398
FNMA, 2.642%, 7/01/38	1,490,215	1,566,947
FNMA, 2.642% - 2.645%, 5/1/32 - 2/1/40	1,241,285	1,310,053
FNMA, 2.645% - 2.652%, 3/1/36 - 3/1/42	1,395,437	1,463,705
FNMA, 2.653% - 2.654%, 11/1/34 - 5/1/35	980,942	1,037,338
FNMA, 2.655% - 2.666%, 9/1/36 - 4/1/40	1,580,937	1,674,187
FNMA, 2.668% - 2.679%, 11/1/36 - 2/1/41	1,432,100	1,512,323
FNMA, 2.686%, 6/01/34	1,688,664	1,781,383

10 Annual Report

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FRANKLIN ETF TRUST
STATEMENT O F INVESTMENTS

	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[c] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.695%, 6/01/40	$2,447,510	$2,569,707
FNMA, 2.679% - 2.703%, 12/1/35 - 10/1/39	1,640,810	1,736,386
FNMA, 2.706% - 2.751%, 7/1/28 - 9/1/40	1,693,209	1,788,798
FNMA, 2.751% - 2.782%, 4/1/33 - 7/1/41	1,709,008	1,805,870
FNMA, 2.789% - 3.015%, 1/1/28 - 8/1/37	1,626,907	1,716,464
FNMA, 3.039% - 4.50%, 2/1/18 - 3/1/36	272,537	288,697
		72,962,695
Federal National Mortgage Association (FNMA) Fixed Rate 7.6%
[d] FNMA, 3.00%, 6/15/31	900,000	937,858
[d] FNMA, 3.00%, 6/15/46	2,500,000	2,560,157
[d] FNMA, 3.50%, 6/15/45	5,750,000	6,017,285
[d] FNMA, 4.00%, 6/15/45	4,200,000	4,483,828
		13,999,128
Government National Mortgage Association (GNMA) Fixed Rate 1.9%
[d] GNMA II, SF, 3.50%, 6/15/46	3,335,000	3,519,859
Total Mortgage-Backed Securities (Cost $137,525,429)		136,843,335
Total Investments before Short Term Investments (Cost $196,965,327)		196,880,805

	Shares
Short Term Investments (Cost $3,967,483) 2.1%
Money Market Funds 2.1%
[e,f] Institutional Fiduciary Trust Money Market Portfolio	3,967,483	3,967,483
Total Investments (Cost $200,932,810) 109.4%		200,848,288
Other Assets, less Liabilities (9.4)%		(17,326,983)
Net Assets 100.0%		$183,521,305

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At May 31,
2016, the value of this security was $285,486, representing 0.16% of net assets.
bPrincipal amount of security is adjusted for inflation. See Note 1(f).
cThe coupon rate shown represents the rate at period end.
dSecurity purchased on a to-be-announced (TBA) basis. See Note 1(b).
eNon-income producing.
fSee Note 3(c) regarding investments in affiliated management investment companies.

At May 31, 2016, the Fund had the following financial futures contracts outstanding. See Note 1(c).

Financial Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
U.S. Treasury 5 Yr. Note	Short	94	$11,291,016	9/30/16	$—	$(12,787)
U.S. Treasury 10 Yr. Note	Short	65	8,429,688	9/21/16	—	(24,039)
U.S. Treasury Long Bond	Short	10	1,633,125	9/21/16	—	(5,964)
U.S. Treasury Ultra 10 Yr. Note	Short	20	2,820,313	9/21/16	—	(8,272)
Net unrealized appreciation (depreciation)						$(51,062)

See Note 7 regarding other derivative information.
See Abbreviations on page 21.

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The accompanying notes are an integral part of these financial statements. | Annual Report 11

FRANKLIN ETF TRUST

Financial Statements

Statement of Assets and Liabilities
May 31, 2016

Franklin Short Duration U.S. Government ETF

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$196,965,327
Cost - Non-controlled affiliates (Note 3c)	3,967,483
Total cost of investments	$200,932,810
Value - Unaffiliated issuers	$196,880,805
Value - Non-controlled affiliates (Note 3c)	3,967,483
Total value of investments	200,848,288
Cash	19,671
Receivables:
Investment securities sold	897,945
Interest	547,509
Due from brokers	226,950
Total assets	202,540,363
Liabilities:
Payables:
Investment securities purchased	18,617,649
Management fees	39,248
Distributions to shareholders	322,466
Variation margin	5,031
Accrued expenses and other liabilities	34,664
Total liabilities	19,019,058
Net assets, at value	$183,521,305
Net assets consist of:
Paid-in capital	$185,990,475
Undistributed net investment income	25,399
Net unrealized appreciation (depreciation)	(135,584)
Accumulated net realized gain (loss)	(2,358,985)
Net assets, at value	$183,521,305
Shares outstanding	1,876,000
Net asset value per share	$97.83

12 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN ETF TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended May 31, 2016

Franklin Short Duration U.S. Government ETF

Investment income:
Interest	$3,092,788
Paydown gain (loss)	(1,325,464)
Total investment income	1,767,324
Expenses:
Management fees (Note 3a)	512,497
Transfer agent fees	8,650
Custodian fees (Note 4)	1,620
Reports to shareholders	9,579
Registration and filing fees	10,697
Professional fees	97,117
Trustees’ fees and expenses	8,148
Other	26,917
Total expenses	675,225
Expense reductions (Note 4)	(83)
Expenses waived/paid by affiliates (Note 3c and 3d)	(162,508)
Net expenses	512,634
Net investment income	1,254,690
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	488,182
Futures contracts	(658,706)
Net realized gain (loss)	(170,524)
Net change in unrealized appreciation (depreciation) on:
Investments	(392,605)
Futures contracts	(39,910)
Net change in unrealized appreciation (depreciation)	(432,515)
Net realized and unrealized gain (loss)	(603,039)
Net increase (decrease) in net assets resulting from operations	$651,651

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The accompanying notes are an integral part of these financial statements. | Annual Report 13

FRANKLIN ETF TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Short Duration U.S. Government ETF

	Year Ended May 31,

	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$1,254,690	$183,243
Net realized gain (loss)	(170,524)	(82,331)
Net change in unrealized appreciation (depreciation)	(432,515)	119,395
Net increase (decrease) in net assets resulting from operations	651,651	220,307
Distributions to shareholders from net investment income	(2,822,427)	(501,754)
Capital share transactions (Note 2)	138,553,112	19,825,155
Net increase (decrease) in net assets	136,382,336	19,543,708
Net assets:
Beginning of year	47,138,969	27,595,261
End of year	$183,521,305	$47,138,969
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$25,399	$(18,306)

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN ETF TRUST

Notes to Financial Statements

Franklin Short Duration U.S. Government ETF

1. Organization and Significant Accounting Policies

Franklin ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of one fund, Franklin Short Duration U.S. Government ETF (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund is an exchange traded fund (ETF) and is actively managed, thus it is not designed to track an index.

On May 17, 2016, the Fund’s Board of Trustees (the Board) approved a proposal to change the name of the Fund to Frank-lin Liberty Short Duration U.S. Government ETF, effective June 1, 2016.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time or earlier when the NYSE closes early, on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net

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Annual Report

FRANKLIN ETF TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as variation margin payable or receivable in the Statement of Assets and Liabilities.

See Note 7 regarding other derivative information.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by

16 Annual Report

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FRANKLIN ETF TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

(Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Fund shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed for cash and/or in-kind. For the year ended May 31, 2016, all Creation Unit transactions were made in cash.

Authorized participants pay a standard transaction fee of $500 to the shareholder servicing agent when purchasing or redeeming Creation Units of the Fund regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance or redemption of Creation Units and is not charged to or paid by the Fund.

In addition, for cash Creation Unit transactions, a variable fee of up to 3.00% for creation transactions and 2.00% for redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. During the year ended May 31, 2016, no variable fees were charged.

Shares of the Fund are issued and redeemed at their respective
NAV only in blocks of 25,000 shares or multiples thereof

At May 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended		Year Ended
	May 31, 2016		May 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	1,500,000	$148,338,422	200,000	$19,825,155
Shares redeemed	(100,000)	(9,785,310)	—	—
Net increase (decrease)	1,400,000	$138,553,112	200,000	$19,825,155

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FRANKLIN ETF TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.30% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number							% of Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End Investment		Gain	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	(Loss)	of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	3,671,921	161,593,526	(161,297,964)	3,967,483	$3,967,483	$ —	$ —	0.02%

d. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) of the Fund do not exceed 0.30% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2016.

18 Annual Report

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FRANKLIN ETF TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

e. Other Affiliated Transactions
At May 31, 2016, the shares of the Fund were owned by the following entities:
		Percentage of
	Shares	Outstanding Shares
Franklin 529 Portfolios	608,486	32.44%
Franklin Total Return Fund	500,000	26.65%
Franklin Resources Inc	435,339	23.21%
	1,543,825	82.30%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2016, the capital loss carryfor-wards were as follows:

Capital loss carryforwards:
Short term	$1,333,599
Long term	911,294
Total capital loss carryforwards	$2,244,893

The tax character of distributions paid during the years ended May 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$2,822,427	$501,754

At May 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$201,165,772
Unrealized appreciation	$672,890
Unrealized depreciation	(990,374)
Net unrealized appreciation (depreciation)	$(317,484)
Distributable earnings — undistributed ordinary income	$415,673

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2016, aggregated $405,072,832 and $254,209,329, respectively.

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FRANKLIN ETF TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

7. Other Derivative Information

At May 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Interest rate contracts	Variation margin	$ —	Variation margin	$51,062	[a]

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended May 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss)	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year	Operations Locations	for the Year

	Net realized gain (loss)		Net change in unrealized
	from:		appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$(658,706)	Futures contracts	$(39,910)

For the year ended May 31, 2016, the average month end fair value of derivatives represented 0.10% of average month end net assets. The average month end number of open derivative contracts for the year was 3.

See Note 1(c) regarding derivative financial instruments.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of finan- cial instruments)

The inputs levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN ETF TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

A summary of inputs used as of May 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
U.S. Government and Agency Securities	$—	$60,037,470	$—	$60,037,470
Mortgage-Backed Securities	—	136,843,335	—	136,843,335
Short Term Investments	3,967,483	—	—	3,967,483
Total Investments in Securities	$3,967,483	$196,880,805	$—	$200,848,288

Liabilities:
Other Financial Instruments:
Futures Contracts	$51,062	$—	$—	$51,062

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
FHLB	Federal Home Loan Bank
FICO	Financing Corp.
SF	Single Family
TVA	Tennessee Valley Authority

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Annual Report

FRANKLIN ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Short Duration U.S. Government ETF

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Short Duration U.S. Government ETF (the “Fund”) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 15, 2016

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Tax Information (unaudited)

Franklin Short Duration U.S. Government ETF

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $2,813,862 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2016.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2012	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services) (2011-
				present) and H.J. Heinz Company
				(processed foods and allied products)
				(1998-2006)
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2012	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium) (1999-
				2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2012	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-
present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2012	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2012	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider) (2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-
2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee and	121	None
One Franklin Parkway	Independent	Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2012
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-
2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2012	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of	145	None
One Franklin Parkway	the Board and	the Board and
San Mateo, CA 94403-1906	Trustee	Trustee since
2013
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	President –
San Mateo, CA 94403-1906	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) President		Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	and Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President and
San Mateo, CA 94403-1906	Secretary
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996.
Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2012. As a result of such background and experience, the Board believes that
Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may download the SAI at libertyshares.com or call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ETF TRUST
FRANKLIN SHORT DURATION U .S. GOVERNMENT ETF

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for Franklin Short Duration U.S. Government ETF (Fund), a series of Franklin ETF Trust. The investment management agreement is between Franklin Advisers Inc. (FAS) and the Trust. In reaching its decision to renew the agreement, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other actively managed ETFs deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the investment management business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment. Based on review of this information and other factors considered at the meeting, the Board concluded that the nature, extent and quality of services provided by the Manager under the advisory agreement supported the Board’s approval of the renewal of the investment management agreement.

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FRANKLIN SHORT DURATION U .S. GOVERNMENT ETF
SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewal. The Broadridge report prepared for the Fund showed the investment performance for the year ended December 31, 2015, in comparison to a performance universe consisting of the Fund and all retail and institutional short U.S. government funds, regardless of asset size or primary channel of distribution, as selected by Lipper. The Board also noted that due to the special characteristics of certain funds, there are limitations in providing comparable funds in the Performance Universe, Expense Group and Expense Universe, and the information in the Broadridge report may or may not provide meaningful direct comparisons to the Fund. The Broadridge report showed the Fund’s 2015 total return to be in the second-highest performing quintile of its Lipper performance universe. The Board found such performance to be satisfactory, noting that the Fund has been operational for less than three years and showed a total return of 0.35% for the one-year period ended December 31, 2015, which was above the median of its Lipper performance universe.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group, assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lip-per expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was 8.8 basis points below the median for the Lipper expense group, while its total actual expense ratio was 10.2 basis points below the median of such expense group after a waiver of the management fee. The Board found the comparative expenses of the Fund as shown in the Broadridge report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from personnel and systems enhancements

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F R A N K L I N	E T F T R U S T
F R A N K L I N	S H O R T D U R A T I O N U . S . G O V E R N M E N T E T F
S H A R E H O L D E R I N F O R M A T I O N

necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s current management advisory fee schedule provides a flat rate of 0.30% of Fund net assets. At the end of 2015, the Fund’s net assets had increased to approximately $188.8 million, and although this represented a significant increase, the Board recognized that there would not likely be any economies of scale until Fund assets grow further.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of the Fund and the Fund’s net asset value may be found on the Fund’s website at libertyshares.com.

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Franklin Short Duration U.S. Government ETF

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
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Investor Services
Transfer Agent
BNY Mellon
(855) 231-1706
111 Sanders Creek Parkway
East Syracuse, NY 13057

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	FTSD A 07/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $28,882 for the fiscal year ended May 31, 2016 and $28,317 for the fiscal year ended May 31, 2015.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $71 for the fiscal year ended May 31, 2016 and $0 for the fiscal year ended May 31, 2015.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $663,151 for the fiscal year ended May 31, 2016 and $0 for the fiscal year ended May 31, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $663,222 for the fiscal year ended May 31, 2016 and $0 for the fiscal year ended May 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN ETF TRUST

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date July 27, 2016

By /s/ Gaston Gardey

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date July 27, 2016